UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2024
 ____________________________________

WAFD, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________

Washington	001-34654		91-1661606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

425 Pike Street	Seattle	Washington	98101
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	WAFD	NASDAQ Stock Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 4.875% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock	WAFDP	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 14, 2024 Washington Federal Bank, dba WaFd Bank, (“WaFd Bank”) a wholly owned subsidiary of WaFd, Inc. (the “Company”) entered into an Agreement for Purchase and Sale of Loans (the “Purchase Agreement”), with Bank of America, N.A. (the “Purchaser”) pursuant to which the Purchaser agreed to purchase approximately 2,000 commercial multi-family real estate loans (the “Loans”) from WaFd Bank (the “Transaction”) with a current aggregate unpaid principal balance of $3.2 billion. After closing of the Transaction, the Purchaser intends to enter into a structured transaction or loan sale with one or more funds managed or advised by Pacific Investment Management Company LLC. The aggregate purchase price of the Loans shall be equal to 91.96% of the aggregate unpaid principal balance of the Loans as of the closing date, which currently amounts to a total purchase price of approximately $2.9 billion (the “Purchase Price”). Consummation of the Transaction is subject to customary due diligence, and the total number of Loans purchased and the Purchase Price may be adjusted as a result of the due diligence process. WaFd Bank may be obligated to repurchase the Loans sold to Purchaser if there is, subject to certain customary survival periods, a breach of a representation and warranty related to the purchased Loans. The Loans are being sold on a servicing released basis and after the closing date, Purchaser shall assume all servicing responsibilities for the Loans. The Purchaser is not an affiliate of the Company or the Bank.

The Purchase Agreement provides for a due diligence period ending on June 18, 2024, and a proposed closing date of June 21, 2024. In the event of Purchaser’s failure to consummate the Transaction under the terms and conditions set forth in the Purchase Agreement for any reason other than due to the fault of WaFd Bank, as WaFd Bank’s sole and exclusive remedy, WaFd Bank may either obtain specific performance with respect to the purchase and sale of the Loans or receive as liquidated damages payment equal to 1.5% of the aggregate Purchase Price for each Loan and terminate the Purchase Agreement. In the event of WaFd Bank’s failure to consummate the Transaction under the terms and conditions set forth in the Purchase Agreement for any reason other than due to the fault of Purchaser, as Purchaser’s sole and exclusive remedy, Purchaser may either obtain specific performance with respect to the purchase and sale of the Loans or receive as liquidated damages payment equal to 1.5% of the aggregate Purchase Price for each Loan and terminate the Purchase Agreement.
The Purchase Agreement contains customary representations and warranties, covenants, termination rights and other customary provisions for a transaction of this size and nature, and is subject to customary closing conditions, including completion of due diligence. There can be no assurance that all of the conditions to closing the Transaction will be satisfied.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference. The Purchase Agreement contains representations, warranties and other provisions that were made only for purposes of the Purchase Agreement and as of specific dates and were solely for the benefit of the parties thereto. The Purchase

Agreement is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business or operational information about the Company, WaFd Bank or the Loans. The representations and warranties made by WaFd Bank and Purchaser in the Purchase Agreement may be (i) qualified by disclosure schedules containing information that modifies, qualifies or creates exceptions to such representations and warranties and (ii) subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are being furnished herewith:

Exhibit 10.1    Agreement for Purchase and Sale of Loans
Exhibit 104    Cover Page Interactive Data File (embedded within with Inline XBRL)

Important Cautionary Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation statements related to the Company’s ability to close or timely close on the proposed sale described above. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For important factors that could cause actual results to differ materially from the forward-looking statements in this Current Report on Form 8-K, please see the risks and uncertainties identified under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended September 30, 2023, and our other reports filed with the SEC and which are available on the SEC website at www.sec.gov. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 16, 2024	WAFD, INC.

	By:	/s/ KELLI J. HOLZ
Kelli J. Holz
Executive Vice President and Chief Financial Officer

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